SELLING, GENERAL AND ADMINISTRATIVE COSTS	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
SELLING, GENERAL AND ADMINISTRATIVE COSTS	SELLING, GENERAL AND ADMINISTRATIVE COSTS
    Selling costs in 2021, 2020 and 2019 amounted to €168,466 thousand, €171,900 thousand and €173,512 thousand, respectively, consisting mainly of costs for sales personnel, marketing and events, and retail stores. Costs for marketing and events primarily relate to trade shows and media and client events for the launch of new models, including the use of digital solutions, as well as sponsorship and indirect marketing costs incurred through the Formula 1 racing team, Scuderia Ferrari.
    General and administrative costs in 2021, 2020 and 2019 amounted to €179,558 thousand, €164,226 thousand and €169,667 thousand, respectively, consisting mainly of administrative and other general expenses, including for personnel, that are not directly attributable to manufacturing, sales or research and development activities.